                                                                    EXHIBIT 31.1

                      NUTRITION MANAGEMENT SERVICES COMPANY
                           A PENNSYLVANIA CORPORATION
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                            Section 302 Certification

I, Joseph Roberts, certify that:

        1.   I have  reviewed  this  quarterly  report on Form 10-Q of Nutrition
             Management Services Company;
        2.   Based on my knowledge,  this quarterly  report does not contain any untrue  statement  of a  material  fact or omit to state a material fact  necessary  to make  the  statements  made,  in  light  of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
        3.   Based  on  my  knowledge,  the  financial  statements,   and  other
             financial  information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this quarterly report;
        4.   The registrant's  other  certifying  officers and I are responsible for establishing and maintaining disclosure controls and procedures
             (as defined in Exchange Act Rules  13a-15e and  15d-15(e))  for the
             registrant and have:
             a)   designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during  the  period in which  this  quarterly  report is being prepared;
             b)   evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and
             c)   disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during
                  the   registrant's   most  recent  fiscal   quarter  that  has
                  materially  affected,  or is  reasonably  likely to materially affect,  the  registrant's  internal  control  over  financial reporting; and
        5.   The registrant's  other  certifying  officers and I have disclosed, based  on our most  recent  evaluation  of  internal  control  over financial  reporting,  to the  registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):
              a)  all significant  deficiencies  and material  weaknesses in the design  or  operation  of  internal  controls  over  financial reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and
              b)  any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date:  November 14, 2005             /s/ Joseph Roberts
                                     ------------------------------------------
                                     Joseph Roberts
                                     Chairman of the Board and
                                     Chief Executive Officer